UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT
REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2026

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company
☐
Kilroy Realty, L.P.:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Jeffrey Kuehling

On August 11, 2026, Jeffrey Kuehling, the Executive Vice President, Chief Financial Officer and Treasurer of Kilroy Realty Corporation (the “Company”), will be leaving the Company. Mr. Kuehling’s departure constitutes a termination without Cause pursuant to, and as defined in, his Employment Agreement dated July 30, 2024 (the “Employment Agreement”), by and among the Company, Kilroy Realty, L.P. (the “Operating Partnership”), and Mr. Kuehling.

In connection with his departure, the Company and Mr. Kuehling entered into a Confidential Separation Agreement and Release of Claims (the “Separation Agreement”), pursuant to which Mr. Kuehling will receive the severance payments and benefits provided under Section 5.3(b) of the Employment Agreement, plus two months of severance pay in lieu of the two month notice otherwise provided for in the Employment Agreement. Mr. Kuehling’s right to receive such severance payments and benefits is subject to the Separation Agreement’s release of claims becoming effective and not being revoked during the applicable revocation period.

The foregoing descriptions of Mr. Kuehling’s severance entitlements are qualified in their entirety by reference to the Employment Agreement, which was filed as Exhibit 10.1 to the Company’s and the Operating Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2024, and the Separation Agreement, which will be filed as an exhibit to the Company’s and the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Appointment of Eliott Trencher as Interim Chief Financial Officer

Effective upon Mr. Kuehling’s departure, the Board of Directors of the Company appointed Eliott Trencher, age 43, to serve as Executive Vice President, Chief Investment Officer, and Interim Chief Financial Officer and Treasurer. Mr. Trencher will also serve as the Company’s principal financial officer on an interim basis. The Company is conducting an external search for a permanent principal financial officer.

Mr. Trencher has served as the Company’s Chief Investment Officer since December 2020. He previously served as the Company’s Chief Financial Officer from February 2022 until August 2024, and as Senior Vice President, Corporate Strategy from August 2017 until December 2020. Prior to joining the Company in 2017, Mr. Trencher worked at Cohen & Steers and, before that, at Goldman Sachs. Mr. Trencher received a Bachelor of Arts in Economics from New York University.

There are no arrangements or understandings between Mr. Trencher and any other person pursuant to which Mr. Trencher was appointed to serve in such capacities. There are no family relationships between Mr. Trencher and any director or executive officer of the Company, and Mr. Trencher has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 11, 2026, the Company issued a press release announcing the events described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1*	Press Release dated August 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: August 11, 2026
	By:	/s/ Lauren N. Stadler
Lauren N. Stadler
Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty, L.P.
Date: August 11, 2026
	By:	Kilroy Realty Corporation,
Its general partner

	By:	/s/ Lauren N. Stadler
Lauren N. Stadler
Executive Vice President, General Counsel and Secretary